UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 25, 2022

URBAN EDGE PROPERTIES
URBAN EDGE PROPERTIES LP
(Exact name of Registrant as specified in its charter)

Maryland	(Urban Edge Properties)	001-36523	(Urban Edge Properties)	47-6311266
Delaware	(Urban Edge Properties LP)	333-212951-01	(Urban Edge Properties LP)	36-4791544
(State or other jurisdiction of incorporation or organization)		(Commission File Number)		(I.R.S. Employer Identification Number)

888 Seventh Avenue
New York	NY	10019
(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number including area code:	(212)	956-2556

Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Urban Edge Properties

Title of class of registered securities	Trading symbol	Name of exchange on which registered
Common shares of beneficial interest, par value $0.01 per share	UE	The New York Stock Exchange
Urban Edge Properties LP

Title of class of registered securities	Trading symbol	Name of exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
        Urban Edge Properties  ☐                  Urban Edge Properties LP ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
        Urban Edge Properties ☐                   Urban Edge Properties LP ☐

This Current Report on Form 8-K is filed by Urban Edge Properties, a Maryland real estate investment trust (the “Company”), and Urban Edge Properties LP, a Delaware limited partnership through which the Company conducts substantially all of its operations (the “Operating Partnership“). The Company is the sole general partner of the Operating Partnership.

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Appointment of Trustee
On August 22, 2022, the Board of Trustees of the Company (the "Board") voted to appoint Mary L. Baglivo as a trustee effective September 1, 2022, to serve until the Company’s 2023 annual meeting of shareholders. Pursuant to the vote by the Board, Ms. Baglivo accepted the offer on August 25, 2022. The Board also appointed Ms. Baglivo to its Corporate Governance and Nominating Committee and Compensation Committee effective September 1, 2022.
Ms. Baglivo has an extensive career in brand marketing, advertising, and higher education, including chief executive officer roles at several leading global advertising and communication companies, in addition to her own brand strategy and consulting firm, The Baglivo Group. She previously served as the Chief Executive Officer Americas at Saatchi & Saatchi, a global marketing and advertising agency. Prior to her role at Saatchi & Saatchi, Ms. Baglivo held executive positions at other leading advertising agencies, including Arnold Worldwide, Panoramic Communications, J. Walter Thompson and Euro RSCG Tatham. Ms. Baglivo also currently serves as an independent director at Host Hotels and Resorts (NASDAQ: HST), the largest hotel real estate investment trust, and Ruth’s Chris Hospitality Group (NASDAQ: RUTH).
The Company and Ms. Baglivo have entered into an indemnification agreement, effective as of her appointment, in substantially the same form as the indemnification agreements that the Company has entered into with each of its existing trustees. A form of the indemnification agreement was filed with the Securities and Exchange Commission (the “Commission”) as Exhibit 10.16 to the Annual Report on Form 10-K for the year ended December 31, 2021 of the Company and the Operating Partnership and is incorporated herein by reference. The indemnification agreement requires, among other matters, that the Company indemnify and advance expenses to Ms. Baglivo to the fullest extent permitted by Maryland law for all expenses and liabilities arising out of any proceeding involving Ms. Baglivo by reason of her service as a member of the Board.
In connection with her appointment as a trustee, Ms. Baglivo will receive (i) a grant of restricted common shares, deferred share units or restricted long-term incentive partnership units in the Operating Partnership (“LTIP Units”), at her election, with a grant date fair value of approximately $100,000, that will vest upon grant and (ii) a grant of restricted common shares, deferred share units or restricted LTIP Units, at her election, with a grant date fair value equal to a prorated portion of the $120,000 annual grants that the Company makes to its trustees, based on the number of days remaining until the anniversary of the Company’s 2022 annual meeting of shareholders, that will vest on the day prior to the anniversary of the Company’s 2022 annual meeting of shareholders. The Company’s compensation program for its non-employee trustees is described in the Company’s Proxy Statement for its 2022 annual meeting of stockholders, filed with the Commission on March 25, 2022, and such description is incorporated herein by reference.
There are no arrangements or understandings between Ms. Baglivo and any other person pursuant to which Ms. Baglivo was appointed to the Board. There are no transactions in which Ms. Baglivo has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Resignation of Trustee
On August 25, 2022, Susan L. Givens notified the Board of her decision to retire as a member of the Board, effective September 1, 2022, as a result of a new executive position that she has accepted. In connection with her resignation, Ms. Givens will also be resigning from the Corporate Governance and Nominating Committee of the Board and the Compensation Committee of the Board, effective September 1, 2022. Ms. Givens’ decision to retire was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 7.01    Regulation FD Disclosure.

On August 25, 2022, the Company issued a press release announcing the resignation of Ms. Givens and the appointment of Ms. Baglivo to the Board, a copy of which is furnished herewith as Exhibit 99.1. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any filing of the Company and the Operating Partnership under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated August 25, 2022
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101.*)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

URBAN EDGE PROPERTIES
(Registrant)

Date: August 25, 2022	By:	/s/ Robert C. Milton III
Robert C. Milton III, Executive Vice President and General Counsel

URBAN EDGE PROPERTIES LP
By: Urban Edge Properties, General Partner

Date: August 25, 2022	By:	/s/ Robert C. Milton III
Robert C. Milton III, Executive Vice President and General Counsel